ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.

ANNUAL REPORT
AUGUST 31, 1996



LETTER TO SHAREHOLDERS             ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

October 28, 1996

Dear Shareholder:

The Global Dollar Government Fund's annual reporting period closed on August 31, 1996. Thanks to the continued rally in emerging market debt and your Fund's investment in the strongest performing of these markets, we are pleased to report that your Fund's returns have again placed it at the top of all general world income funds tracked by Lipper. Over the trailing 12 months, your Fund received the #1 rank out of a universe of 164 funds. Since inception in February 1994, your Fund was ranked #7 out of 100 funds. Lipper rankings are based on total returns at net asset value, without the imposition of the maximum 4.25% sales charge, which would reduce total return figures.

INVESTMENT RESULTS
The following table shows how your Fund performed in the periods ended August
31. For comparison, we have shown returns for the unmanaged J.P. Morgan (JPM) Emerging Markets Bond Index, which measures performance of the overall Brady bond market. The Index provides an appropriate broad-based comparison for the Global Dollar Government Fund because it consists of dollar-denominated restructured sovereign bonds, of which a large percentage is represented by Brady bonds.

                                        THROUGH AUGUST 31, 1996
                                      SIX MONTHS    TWELVE MONTHS
                                      ----------    -------------
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
  Class A                               +17.13%        +38.47%
  Class B                               +16.69%        +37.36%
  Class C                               +16.70%        +37.40%

JPM EMERGING MARKETS BOND INDEX         +16.60%        +34.47%


ECONOMIC REVIEW
Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. Non-farm payrolls rose by an average of 236,500 during the first half of the year while unemployment dipped to a six-year low of 5.3% in June. Consumer confidence remained elevated and helped fuel strong retail sales throughout the first half of the year. Industrial production maintained its momentum through the summer, posting a 3.9% year over year increase in activity, although the National Association of Purchasing Managers survey dropped to 50.2 (a score below 50 indicates a slowing manufacturing sector). These factors combined to produce GDP growth during the first quarter of 2.0% followed by "overheated" growth of 4.7% for the second quarter. More recent data has depicted an economy that is healthy but slowing from its strong first half pace.

In the spring, higher food and energy prices caused inflation to rise. However, after briefly touching 3% in July, Consumer Price Index (CPI) inflation retreated to 2.9% in August while core CPI (excluding the volatile food and energy components), estimated at 2.7%, hovered near a 30-year low. The Federal Reserve has been in a holding pattern since January and is expected to maintain that stance for the foreseeable future.

INVESTMENT OUTLOOK
For the remainder of the year, we expect U.S. economic growth to subside from the rapid pace of the second quarter to a more sustainable level of 2%-2.5%. As this occurs, recent upward pressure on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges with a tendency toward the lower end of the yield range. Outside of the U.S., we continue to have a favorable outlook for emerging market debt. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow somewhat.

In Mexico and Argentina, the success of economic programs undertaken since the peso devaluation two years ago has led to lower inflation, improving current account deficits and growing investor confidence, all factors which should support higher bond prices in these markets in the future.

In Russia, current economic indicators show encouraging signs of improvement. Reserves have increased considerably in the past two years and the current account surplus continues to grow. We expect the impact of market-oriented reforms to be more noticeable in 1997 and produce further spread tightening (and hence price appre-


1



                                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

ciation) in Russian securities. Investments in emerging markets securities are always speculative and the risk elements in the current Russian situation have been well publicized. However, we believe Russian sovereign debt obligations are a compelling long-term investment opportunity. Numerous factors lead us to this opinion, including the recent credit ratings of Russian debt by both Moody's and Standard & Poor's, successful steps toward the restructuring of Russia's external debt, the receding likelihood of reactionary economic policies and the growing representation of Russia in the emerging market bond indices. In this regard, at our recommendation the Fund's Board of Directors recently approved an increase to up to 25% of the Fund's total assets that may be invested in U.S. Dollar-denominated Russian sovereign debt obligations, thus positioning the Fund to afford its shareholders greater access to this opportunity.

Polish bonds, which have experienced substantial price appreciation since receiving an investment grade rating earlier this year, appear to be near their peak, and we have begun reducing our exposure in this market.

In the months ahead, some factors which could impact emerging market bond prices will be the possible resumption of the Mexican privatization program, International Monetary Fund negotiations with the new coalition government in Turkey, continued market reforms in Russia and expected S&P and Moody's ratings outcomes on six to eight countries' debt.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting the Fund's progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman


Wayne D. Lyski
President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF AUGUST 31, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   38.47%         32.52%
 . Since Inception*           11.40%          9.51%
SEC Yield                     8.09%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   37.36%         34.36%
 . Since Inception*           10.45%         10.11%
SEC Yield                     7.74%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   37.40%         36.40%
 . Since Inception*           10.48%         10.48%
SEC Yield                     7.74%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares purchased prior to July 1, 1996 are not subject to front-end or contingent deferred sales charges. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended August 31, 1996.


*  Inception: 2/25/94 for all Classes.


3



                                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
$10,000 INVESTMENT OVER LIFE OF FUND:
2/28/94 TO 8/31/96

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000

JPM EMBI: $12,892

GLOBAL DOLLAR GOV'T
CLASS A: $12,572

2/28/94            8/31/96


This chart illustrates the total value of an assumed investment in Alliance Global Dollar Government Fund Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index (JPM EMBI) is an unmanaged index composed of dollar denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the index.


_________ Global Dollar Gov't Class A
--------- JPM EMBI


4



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1996                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS89.5%
COLLATERALIZED BRADY BONDS(A)22.5%
ECUADOR4.3%
Republic of Ecuador Discount Bonds FRN
  6.50%, 2/28/25(b)                             $ 9,000      $ 5,194,687

MEXICO2.3%
United Mexican States Euro Par Bonds Ser. A
  6.25%, 12/31/19(c)                              4,300        2,843,375

NIGERIA4.5%
Central Bank of Nigeria Par Bonds VRN
  6.25%, 11/15/20(b)(d)                          10,000        5,493,750

VENEZUELA11.4%
Republic of Venezuela Par Bonds Series A
  FLIRB FRN
  6.375%, 3/31/07(b)(e)                          18,000       13,888,125

Total Collateralized Brady Bonds
  (cost $25,977,984)                                          27,419,937

NON-COLLATERALIZED BRADY BONDS9.7%
BULGARIA4.3%
Bulgaria IAB FRN
  6.6875%, 7/28/11(b)                            11,300        5,194,469

PANAMA5.4%
Republic of Panama IRB VRN
  3.50%, 7/17/14(b)(h)                           11,000        6,613,750

Total Non-Collateralized Brady Bonds
  (cost $11,153,470)                                          11,808,219

LOAN PARTICIPATION & ASSIGNMENT15.1%
MOROCCO6.1%
Kingdom of Morocco Restructuring &
  Consolidation
  Loan Participation FRN
  6.4375%, 1/01/09(b)                            10,000        7,450,000

RUSSIA9.0%
Vneshekonombank Loan Assignment(f)               18,000       10,935,000
Total Loan Participation & Assignment
  (cost $16,468,322)                                          18,385,000

OTHER SOVEREIGN DEBT OBLIGATIONS36.3%
ARGENTINA4.9%
Republic of Argentina Bocon Prevision FRN
  5.40625%, 4/01/01(b)                            6,726        5,998,606

BRAZIL8.0%
Republic of Brazil C- Bonds
  8.00%, 4/15/14(g)                              15,154        9,764,899


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COLOMBIA4.4%
Republic of Colombia
  8.70%, 2/15/16                                $ 6,000     $  5,391,288

MEXICO11.5%
United Mexican States
  11.50%, 5/15/26                                14,600       14,070,750

PERU5.1%
Peru FLIRB-WI
  3.25%, 3/15/16(h)                               7,500        3,487,500
Peru PDI-WI
  4.00%, 12/29/49(h)                              5,000        2,668,750

Total Peruvian Securities                                      6,156,250

ROMANIA2.4%
National Bank of Romania
  9.75%, 6/25/99(h)                               3,000        2,966,250

Total Other Sovereign Debt Obligations
  (cost $42,850,557)                                          44,348,043

OTHER SOVEREIGN DEBT RELATED5.9%
Morgan Guaranty Trust Indexed to Russian
  Vneshekonombank Loan Assignment
  14.00%, 2/28/97(i)
  (cost $7,260,000)                               7,260        7,257,822

Total Sovereign Debt Obligations
  (cost $103,710,333)                                        109,219,021


                                            CONTRACTS OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS9.1%
YANKEE OBLIGATIONS5.5%
Grupo Televisa, S.A.
  11.875%, 5/15/06(h)                           $ 2,500     $  2,631,250
OPP Petroquimica, S.A.
  11.50%, 2/23/04(h)                              4,000        4,010,000

Total Yankee Obligations                                       6,641,250

FINANCIAL3.6%
Home Holdings, Inc.
  7.75%, 12/15/98                                 5,450        4,414,500

Total Corporate Debt Obligations
  (cost $10,780,605)                                          11,055,750

CALL OPTION PURCHASED0.0%
United Mexican States expiring October 1996
  @ $70.3125 (cost $135,000)                          1            5,250


6



                                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSITS1.7%
Bank of New York 5.0625%, 9/03/96
  (cost $2,100,000)                             $ 2,100     $  2,100,000

TOTAL INVESTMENTS100.3%
  (cost $116,725,938)                                       $122,380,021
Other assets less liabilities(0.3%)                             (320,974)

NET ASSETS100%                                              $122,059,047


(a) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(b)  Stated interest rate in effect at August 31, 1996.

(c)  Security trades with value recovery rights expiring June 30, 2003.

(d)  Security trades with oil warrants expiring 11/15/20.

(e)  Security trades with oil warrants expiring 4/15/20.

(f)  Non-income producing security.

(g)  Coupon consists of 3.5% cash payment and 4.5% paid in kind.

(h) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1996, these securities amounted to $22,377,500 representing 18.3% of net assets.

(i) The redemption value of this security is indexed to the bid price of the referenced loan assignment.

     Glossary of Terms:
     FLIRB - Front loaded interest reduction bond.
     FRN   - Floating rate note.
     IAB   - Interest arrears bond.
     IRB   - Interest reduction bond.
     PDI   - Past due interest.
     VRN   - Variable rate note.
     WI    - When issued.

     See notes to financial staterments.


7



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $116,725,938)         $122,380,021
  Cash                                                               2,896,171
  Receivable for investment securities sold                          6,074,758
  Interest receivable                                                2,582,874
  Receivable for capital stock sold                                    933,980
  Deferred organization expenses                                        90,506
  Total assets                                                     134,958,310

LIABILITIES
  Payable for investment securities purchased                       11,518,189
  Payable for capital stock redeemed                                   731,902
  Dividends payable                                                    319,183
  Distribution fee payable                                              89,538
  Advisory fee payable                                                  77,127
  Accrued expenses                                                     163,324
  Total liabilities                                                 12,899,263

NET ASSETS                                                        $122,059,047

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     12,191
  Additional paid-in capital                                       109,248,129
  Distributions in excess of net investment income                    (319,183)
  Accumulated net realized gain on investments                       7,462,697
  Net unrealized appreciation of investments and other assets        5,655,213
                                                                  $122,059,047

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($23,253,594/
    2,322,558 shares of capital stock issued and outstanding)           $10.01
  Sales charge-4.25% of public offering price                              .44
  Maximum offering price                                                $10.45

  CLASS B SHARES
  Net asset value and offering price per share ($84,294,774/
    8,419,484 shares of capital stock issued and outstanding)           $10.01

  CLASS C SHARES
  Net asset value and offering price per share ($14,510,679/
    1,449,415 shares of capital stock issued and outstanding)           $10.01


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1996         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $11,176,303

EXPENSES
  Advisory fee                                           $767,581
  Distribution fee - Class A                               50,349
  Distribution fee - Class B                              740,160
  Distribution fee - Class C                              115,452
  Administrative                                          160,997
  Transfer agency                                         142,614
  Custodian                                                86,664
  Audit and legal                                          79,284
  Registration                                             62,933
  Amortization of organization expenses                    38,071
  Printing                                                 34,821
  Directors' fees                                          17,198
  Miscellaneous                                             6,215
  Total expenses                                                     2,302,339
  Net investment income                                              8,873,964

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      16,156,939
  Net realized gain on options written                                 157,500
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                      7,249,404
    Options written and other assets                                  (155,762)
  Net gain on investments                                           23,408,081

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $32,282,045


See notes to financial statements.


9


STATEMENT OF CHANGES
IN NET ASSETS                      ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                      AUGUST 31,    AUGUST 31,
                                                         1996          1995
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $  8,873,964   $ 7,403,586
  Net gain (loss) on investments                      16,314,439    (6,232,470)
  Net change in unrealized appreciation
    (depreciation) of investments and other assets     7,093,642    (2,422,506)
  Net increase (decrease) in net assets from
    operations                                        32,282,045    (1,251,390)

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (1,743,599)   (1,208,666)
    Class B                                           (7,143,965)   (5,358,271)
    Class C                                           (1,110,696)     (975,155)

CAPITAL STOCK TRANSACTIONS
  Net increase                                        16,019,751    24,118,989
  Total increase                                      38,303,536    15,325,507

NET ASSETS
  Beginning of year                                   83,755,511    68,430,004
  End of year                                       $122,059,047   $83,755,511


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Dollar Government Fund, Inc. (the "Fund"), organized as a Maryland corporation on December 2, 1993, is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Prior to the commencement of operations on February 25, 1994, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A and 10 shares of Class B and Class C shares of common stock for the aggregate amount of $100,200 on January 21, 1994. The Fund offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $184,000 have been deferred and are being amortized on a straight-line basis through February, 1999.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassification was the result of a recharacterization of short-term capital gains to ordinary income. The reclassification resulted in a net decrease to accumulated net realized gain on investments and a corresponding decrease to distributions in excess of net investment income of $940,750. Net assets were not affected by the reclassification.


11



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that the aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution services fees and extraordinary expenses, all to the extent permitted by applicable state law and regulation) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

No such reimbursement was required for the year ended August 31, 1996. The Fund has a service agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Investment Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $90,671 for the year ended August 31, 1996. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $4,005 from the sale of Class A shares and $303,873 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended August 31, 1996.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,921,057, and $294,686 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Investment Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government Securities) aggregated $285,494,997 and $268,054,913, respectively, for the year ended August 31, 1996.

At August 31, 1996, the cost of securities for federal income tax purposes was $116,738,316. Accordingly, gross unrealized appreciation of investments was $6,553,594 and gross unrealized depreciation was $911,889 resulting in net unrealized appreciation of $5,641,705.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options


12



                                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended August 31, 1996 were as follows:

                                                      NUMBER OF
                                                      CONTRACTS       PREMIUM
                                                      ---------     ----------
Options outstanding at beginning of period                 1        $ 588,600
Options written                                            1          124,500
Options terminated in closing purchase transactions       (2)        (713,100)
Options outstanding at August 31, 1996                    -0-       $      -0-


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            1,363,669       939,599    $ 12,569,826    $  7,111,993
Shares issued in
  reinvestment of
  dividends               85,808        87,837         781,047         681,938
Shares converted
  from Class B           117,519            -0-      1,117,859              -0-
Shares redeemed         (743,378)     (731,811)     (6,805,919)     (5,661,952)
Net increase             823,618       295,625    $  7,662,813    $  2,131,979

CLASS B
Shares sold            3,761,917     4,834,175    $ 34,187,398    $ 38,167,334
Shares issued in
  reinvestment of
  dividends              190,811       304,146       1,732,815       2,379,932
Shares converted
  to Class A            (117,519)           -0-     (1,117,859)             -0-
Shares redeemed       (3,193,598)   (2,504,226)    (29,160,515)    (18,823,774)
Net increase             641,611     2,634,095    $  5,641,839    $ 21,723,492


13



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              935,207     1,184,103     $ 8,691,207     $ 9,605,468
Shares issued in
  reinvestment of
  dividends               42,568        70,463         388,548         554,186
Shares redeemed         (691,498)   (1,229,437)     (6,364,656)     (9,896,136)
Net increase             286,277        25,129     $ 2,715,099     $   263,518


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


14



FINANCIAL HIGHLIGHTS               ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                           CLASS A
                                             ----------------------------------
                                                                     FEB. 25,
                                             YEAR ENDED AUGUST 31,  1994(C) TO
                                             --------------------    AUG. 31,
                                                1996       1995        1994
                                             --------  ----------  ------------
Net asset value, beginning of period          $ 8.02     $ 9.14      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .84        .86         .45
Net realized and unrealized gain (loss)
  on investments                                2.10      (1.10)       (.86)
Net increase (decrease) in net asset
  value from operations                         2.94       (.24)       (.41)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.95)      (.88)       (.45)
Total dividends                                 (.95)      (.88)       (.45)
Net asset value, end of period                $10.01     $ 8.02      $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (a)                              38.47%     (1.48)%     (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $23,253    $12,020     $10,995
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements   1.65%      1.93%        .75%(b)
  Expenses, before waivers and reimbursements   1.65%      1.93%       1.91%(b)
  Net investment income                         9.23%     11.25%       9.82%(b)
Portfolio turnover rate                          315%       301%        100%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                           CLASS B
                                             ----------------------------------
                                                                     FEB. 25,
                                             YEAR ENDED AUGUST 31,  1994(C) TO
                                             --------------------    AUG. 31,
                                                1996       1995        1994
                                             --------  ----------  ------------
Net asset value, beginning of period          $ 8.02     $ 9.14      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .78        .80         .42
Net realized and unrealized gain (loss)
  on investments                                2.08      (1.11)       (.86)
Net increase (decrease) in net asset
  value from operations                         2.86       (.31)       (.44)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.87)      (.81)       (.42)
Total dividends                                 (.87)      (.81)       (.42)
Net asset value, end of period                $10.01     $ 8.02      $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (a)                              37.36%     (2.40)%     (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $84,295    $62,406     $47,030
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements   2.37%      2.64%       1.45%(b)
  Expenses, before waivers and reimbursements   2.37%      2.64%       2.63%(b)
  Net investment income                         8.57%     10.52%       9.11%(b)
Portfolio turnover rate                          315%       301%        100%


See footnote summary on page 17.


16



                                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                           CLASS C
                                             ----------------------------------
                                                                     FEB. 25,
                                             YEAR ENDED AUGUST 31,  1994(C) TO
                                             --------------------    AUG. 31,
                                                1996       1995        1994
                                             --------  ----------  -----------
Net asset value, beginning of period          $ 8.02     $ 9.14      $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .77        .79         .42
Net realized and unrealized gain (loss)
  on investments                                2.10      (1.10)       (.86)
Net increase (decrease) in net asset
  value from operations                         2.87       (.31)       (.44)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.88)      (.81)       (.42)
Total dividends                                 (.88)      (.81)       (.42)
Net asset value, end of period                $10.01     $ 8.02      $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (a)                              37.40%     (2.36)%     (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $14,511     $9,330     $10,404
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements   2.35%      2.63%       1.45%(b)
  Expenses, before waivers and reimbursements   2.35%      2.63%       2.59%(b)
  Net investment income                         8.52%     10.46%       9.05%(b)
Portfolio turnover rate                          315%       301%        100%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(b)  Annualized.

(c)  Commencement of operations.


17



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS               ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Dollar Government Fund, Inc., (the "Fund"), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Dollar Government Fund, Inc. at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
October 7, 1996


18



                                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
MR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, N.Y. 10286

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
INVESTING WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GDGAR